SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 1998
                                                 -----------------


                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                       0-19363                        13-3221852
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(State or Other                 Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)


110 East 59th Street, New York, New York                              10022
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including area code    (212)906-8480
                                                   -------------------


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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
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     On  February   23  and   February   24,   1998,   Cellular   Communications
International, Inc. (the "Company"), announced that it has received consents from the holders of a majority of its outstanding 13 1/4% Senior Discount Notes Due 2000 in connection with its previously announced solicitation of consents to amend the indenture pursuant to which the Senior Notes were issued. The consent solicitation is being made in conjunction with the Company's offer to purchase for cash all of the outstanding Senior Notes. The offer to purchase will expire at 5:00 p.m., New York City time, on March 9, 1998, unless extended.

     A copy of the press releases issued by the Company announcing the above are attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.
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            Exhibits

            99.1        Press Release issued on February 23, 1998.

            99.2        Press Release issued on February 24, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                                  (Registrant)




                                    By: \s\ Richard J. Lubasch
                                        ----------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Senior Vice President, Secretary
                                                 and General Counsel


Dated: February 24, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                        Page
-------                                                        ----


99.1        Press Release issued on February 23, 1998.

99.2        Press Release issued on February 24, 1998.